UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K

                  --------------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       January 11, 1999                                        000-27078
--------------------------------                        ------------------------
Date of Report (Date of earliest                        (Commission File Number)
        event reported)


                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                                       11-3136595
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)





                   135 Duryea Road, Melville, NY 11747
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices) (Zip Code)


                              (516) 843-5500
--------------------------------------------------------------------------------
          (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------


ITEM 5.  OTHER EVENTS.

     On January 12, 1999, Henry Schein, Inc. issued the press release filed as an Exhibit to this Current Report on Form 8-K with respect to the receipt by its unconsolidated affiliate, Novocol Pharmaceutical of Canada, Limited, of a warning letter from the United States Food and Drug Administration regarding Novocol's compliance with current good manufacturing practices with respect to its dental anesthetic products. The press release describes, among other things, the voluntary action being taken by Novocol in connection with the warning letter.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

     99. Press Release, dated January 11, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Henry Schein, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HENRY SCHEIN, INC.


                                      By: /s/ Michael Ettinger
                                          -----------------------------------
                                          Name:  Michael Ettinger
                                          Title: Vice President and Associate
                                                 General Counsel

Date:  January 11, 1999

                                  EXHIBIT INDEX

DOC.          NO. DOCUMENT DESCRIPTION

99       Press Release, dated January 11, 1999.